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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):December 12, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (as depositor under an Indenture, dated as of
                  December 19, 2003, providing for, inter alia,
                   the issuance of Asset-Backed Notes, Series
                                     2003-6)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                    333-104454           33-0852169
----------------------------          -----------      -------------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)     Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                       92612
----------------------------------------              ----------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243


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                                       -2-


Item 5.  Other Events

Description of the Notes and the Mortgage Pool

         New Century Mortgage Securities, Inc. (the "Registrant") plans a series of notes, entitled New Century Home Equity Loan Trust 2003-6, Asset-Backed Notes, Series 2003-6 (the "Notes"), to be issued pursuant to an indenture, dated as December 19, 2003, among New Century Home Equity Loan Trust 2003-6 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes to be designated as the Series 2003-6 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Banc of America Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.




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                                       -3-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:


         Exhibit No.               Description
         -----------               -----------

         99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Banc of America Securities LLC to certain prospective purchasers of New Century Home Equity Loan Trust, Series 2003-6, Asset Backed Notes.









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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2003

                                       NEW CENTURY MORTGAGE SECURITIES INC.

                                       By:  /s/ Kevin Cloyd
                                           ------------------------------------
                                       Name:    Kevin Cloyd
                                       Title:   Executive Vice President





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                                Index to Exhibits




                                                                   Sequentially
    Exhibit No.   Description                                     Numbered Page
    -----------   -----------                                     -------------
        99.5      Collateral Term Sheets (as defined in Item 5)
                  that have been provided by Banc of America
                  Securities LLC to certain prospective
                  purchasers of New Century Home Equity Loan
                  Trust, Series 2003-6, Asset Backed Notes.






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                                  EXHIBIT 99.5

                                [FILED BY PAPER]